UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

November 15, 2016

Dewmar International BMC, Inc.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

001-32032	26-4465583
(Commission File Number)	(IRS Employer Identification No.)

132 E. Northside Dr., Suite C

Clinton, Mississippi 39065

(Address of Principal Executive Offices)   (Zip Code)

(601) 488-4360

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of  the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

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Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 - OTHER EVENTS

Authorized Shares

As of November 15, 2016, the Company’s total number of Authorized Shares is 4,500,000,000 with the number of Issued and Outstanding shares currently at 2,426,163,513. The current float remains at 2,225,613,590 shares.

Filings Update

Effective immediately, The Board of Directors for Dewmar International BMC, Inc. (the “Company”), has received and accepted a fully executed engagement letter from Malone Bailey, LLP contracting to audit the Company's consolidated financial statements which are comprised of the consolidated balance sheet as of December 31, 2014, and the related consolidated statements of income, changes in stockholders’ equity, and cash flows for the year then ended, and the related notes to the consolidated financial statements and schedules supporting the financial statements, all of which are to be included in the annual report (Form 10-K) proposed to be filed by the Company under the Securities Exchange Act of 1934.

The audit will be conducted in accordance with PCAOB standards.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 15, 2016

By: /s/ Marco Moran

Name:   Marco Moran

Title:  Chief Executive Officer

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